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                                                                    Exhibit 21.1

             LIST OF SUBSIDIARIES OF COMMUNITY HEALTH SYSTEMS, INC.
                             AS OF SEPTEMBER 1, 2001

EACH SUBSIDIARY IS WHOLLY OWNED BY COMMUNITY HEALTH SYSTEMS, INC. (THE "COMPANY") UNLESS OTHERWISE INDICATED.

Community Health Systems, Inc. (DE)

      CHS/Community Health Systems, Inc. (DE)

         CHS Professional Services Corporation (DE)

         Community Health Investment Corporation (DE)

            Marion Hospital Corporation (IL)
            d/b/a:  Marion Memorial Hospital

            CHS Holdings Corp. (NY)

                     Professional Account Services Inc. (TN)
                     d/b/a: Community Account Services, Inc. (only in the states of TX, AR, NM & CA)

                     Physician Practice Support, Inc. (TN)

                     Community Health Management Services, Inc. (DE)

                     Hartselle Physicians, Inc. (AL)
                     d/b/a:  Family Health of Hartselle

                     Troy Hospital Corporation (AL)
                     d/b/a:  Edge Regional Medical Center

                     Edge Medical Clinic, Inc. (AL)

                     Greenville Hospital Corporation (AL)
                     d/b/a:  L.V. Stabler Memorial Hospital

                     Central Alabama Physician Services, Inc. (AL)

                     Community Health Network, Inc. (AL)

                     Eufaula Clinic Corp. (AL)

                     Eufaula Hospital Corporation (AL)
                     d/b/a: Lakeview Community Hospital; Lakeview Community Hospital Home Health Agency

                     Foley Clinic Corp. (AL)
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                     Foley Hospital Corporation (AL)
                     d/b/a: South Baldwin Regional Medical Center; South Baldwin Regional Medical Center Home Health Agency

                     Greenville Clinic Corp. (AL)

                     Bullhead City Clinic Corp (AZ)

                     Bullhead City Hospital Corporation (AZ)
                     d/b/a: Western Arizona Regional Medical Center; Western Arizona Regional Medical Center Home Health Agency; Western Arizona Regional Medical Center Hospice

                                 Silver Creek MRI, LLC  (AZ) (1)
                                 Members:  Bullhead City Hospital Corporation
                                 (51%); Colorado River Radiology, P.C. (49%)

                     Payson Hospital Corporation (AZ)
                     d/b/a: Payson Regional Medical Center; Payson Regional Home Health Agency

                     Payson Healthcare Management, Inc. (AZ)
                     d/b/a:  Payson Healthcare

                     Randolph County Clinic Corp. (AR)

                     Harris Medical Clinics, Inc. (AR)
                     d/b/a:  Harris Internal Medicine Clinic

                     Hospital of Barstow, Inc. (DE)
                     d/b/a:  Barstow Community Hospital

                     Barstow Healthcare Management, Inc. (CA)

                     Watsonville Hospital Corporation (DE)
                     d/b/a: Watsonville Community Hospital; Prime Health at Home; The Monterey Bay Wound Treatment Center

                     Fallbrook Hospital Corporation (DE)
                     d/b/a: Fallbrook Hospital; Fallbrook Home Care Agency; Fallbrook Hospital Skilled Nursing Facility; Fallbrook Hospice

                     Victorville Hospital Corporation (DE)

                     North Okaloosa Medical Corp. (FL) (2)

                                 HealthSouth/North Okaloosa Surgery, GP (3)


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                           Crestview Hospital Corporation (FL)
                           d/b/a:  North Okaloosa Medical Center; North
                           Okaloosa Medical Center Home Health; Gateway
                           Medical Clinic

                           North Okaloosa Surgery Venture Corp. (FL)

                     Gateway Medical Services, Inc. (FL)

                     North Okaloosa Clinic Corp. (FL)
                     d/b/a: Bluewater-Gateway Family Practice; Pinellas Physician Corporation

                     Fannin Regional Hospital, Inc. (GA)
                     d/b/a:  Fannin Regional Hospital; Fannin Regional M.O.B

                     Fannin Regional Orthopaedic Center, Inc. (GA)

                     Hidden Valley Medical Center, Inc. (GA)
                     d/b/a: Ocoee Medical Clinic; Hidden Valley Medical Clinic--Blue Ridge; Hidden Valley Medical Clinic-Ellijay

                     Granite City Hospital Corporation (IL)

                           Granite City Illinois Hospital Company, LLC

                     Anna Hospital Corporation  (IL)

                     Red Bud Hospital Corporation (IL)

                           Red Bud Illinois Hospital Company, LLC (IL) d/b/a Red Bud Regional Hospital, Red Bud Nursing Home; Red Bud Regional Hospital Home Care Services

                     Memorial Management, Inc. (IL)
                     d/b/a:  Heartland Community Health Center

                     Hospital of Fulton, Inc. (KY)
                     d/b/a: Parkway Regional Hospital, Clinton-Hickman County Medical Center; Hillview Medical Clinic; Parkway Regional Home Health Agency

                     Parkway Regional Medical Clinic, Inc. (KY) d/b/a: Hickman-Fulton County Medical Clinic; Women's Wellness Center; Doctors Clinic of Family Medicine

                     Hospital of Louisa, Inc. (KY)
                     d/b/a:  Three Rivers Medical Center

                     Three Rivers Medical Clinics, Inc. (KY)
                     d/b/a:  Three Rivers Medical Clinic; Three Rivers Family
                     Care


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                     Jackson Hospital Corporation (KY)
                     d/b/a:  Middle Kentucky River Medical Center

                     Jackson Physician Corp. (KY)
                     d/b/a: Wolfe County Clinic; Beatyville Medical Clinic; Booneville Medical Clinic; Community Medical Clinic; Jackson Pediatrics Clinic; Jackson Women's Care Clinic

                     Community GP Corp. (DE)

                           CRMC-GP Corp. (DE)

                     Community LP Corp. (DE)

                           River West, L.P. (DE)++
                           d/b/a:  River West Medical Center; River West Home
                           Care

                           Chesterfield/Marlboro, L.P. (DE)++
                           d/b/a:  Marlboro Park Hospital; Chesterfield
                           General Hospital

                           Cleveland Regional Medical Center, L.P. (DE)++ d/b/a: Cleveland Regional Medical Center

                                 Timberland Medical Group (TX CNHO) Timberland Health Alliance, Inc. (TX PHO)

                           Northeast Medical Center, L.P. (DE)++
                           d/b/a: Northeast Medical Center; Northeast Medical Center Home Health

                           River West Clinic Corp. (LA)

                           Olive Branch Hospital, Inc. (MS)

                           Olive Branch Clinic Corp. (MS)

                           Community Health Care Partners, Inc. (MS)

                           Washington Clinic Corp. (MS)
                           d/b/a: Occupational Health Services

                           Washington Hospital Corporation (MS)
                           d/b/a: The King's Daughters Hospital; The King's Daughters Hospital Skilled Nursing Facility; Leland Rural Health Clinic; Greenville Rural Health Clinic

                           Kirksville Hospital Corporation (MO)

                                 Kirksville Missouri Hospital Company, LLC (MO) d/b/a Northeast Regional Medical Center


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                           Moberly Hospital, Inc. (MO)
                           d/b/a:  Moberly Regional Medical Center and
                           Downtown Athletic Club

                           Moberly Medical Clinics, Inc. (MO)
                           d/b/a: Tri-County Medical Clinic; Shelbina Medical Clinic; Regional Medical Clinic; MRMC Clinic

                           Deming Hospital Corporation (NM)
                           d/b/a: Mimbres Memorial Hospital and Nursing Home; Deming Rural Health Clinic; Mimbres Home Health Hospice

                           Deming Clinic Corporation (NM)

                           Roswell Hospital Corporation (NM) d/b/a: Eastern New Mexico Medical Center; Eastern New Mexico Transitional Care Unit; Sunrise Mental Health Services; Eastern New Mexico Family Practice Residency Program; Eastern New Mexico Family Practice Residency Center; Valley Health Clinic of Eastern New Mexico Medical Center

                           San Miguel Hospital Corporation (NM)
                           d/b/a:  Northeastern Regional Hospital

                           Hospital of Rocky Mount, Inc. (NC)

                           Rocky Mount Physician Corp. (NC)

                           Williamston Clinic Corp. (NC)

                           Williamston Hospital Corporation (NC)
                           d/b/a: Martin General Hospital; Northeastern Primary Care Group; University Family Medicine Center; Roanoke Women's Healthcare; Martin General Health System

                           Plymouth Hospital Corporation (NC)

                           HEH Corporation (OH)

                           Enid Health Systems, Inc. (DE)

                           Enid Regional Treatment Services, Inc. (DE)

                           CHS Berwick Hospital Corporation (PA)
                           d/b/a: Berwick Hospital Center; Berwick Recovery System; Berwick Hospital Center Home Health Care; Berwick Retirement Village Nursing Home

                           Berwick Clinic Corp. (PA)
                           d/b/a:  Berwick Medical Associates


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                           Berwick Home Health Private Care, Inc. (PA)

                           Coatesville Hospital Corporation (PA)
                           d/b/a Brandywine Hospital; Brandywine Health System, Brandywine School of Nursing

                                 BH Trans Corporation (PA)
                                 d/b/a Medic 93; Sky Flightcare

                           Northampton Hospital Corporation (PA)

                           West Grove Hospital Corporation (PA)

                           Lancaster Hospital Corporation (DE)
                           d/b/a:  Springs Memorial Hospital; Lancaster
                           Recovery Center; Springs Healthcare; Rock Hill Rehabilitation; Lancaster Rehabilitation; Springs Business Health Services; Hospice of Lancaster; Springs Wound Treatment Center; Kershaw Family Medicine Center; Home Care of Lancaster

                           Lancaster Clinic Corp. (SC)
                           d/b/a: Lancaster Pediatrics; Springs Healthcare; Lancaster Urgent Care Clinic

                           Chesterfield Clinic Corp. (SC)
                           d/b/a:  Palmetto Pediatrics; Cheraw Medical
                           Associates, and Reynolds Family Medicine

                           Marlboro Clinic Corp. (SC)
                           d/b/a:  Pee Dee Clinics; Carolina Cardiology
                           Associates; Marlboro Pediatrics and Allergy

                           Polk Medical Services, Inc. (TN)

                           East Tennessee Health Systems, Inc. (TN) d/b/a: Scott County Hospital

                           Scott County Medical Clinic, Inc. (TN)
                           d/b/a: Scott County Medical Clinic; Oak Grove Primary Care

                           Sparta Hospital Corporation (TN)
                           d/b/a:  White County Community Hospital

                           White County Physician Services, Inc. (TN) d/b/a: White County Medical Associates

                           Lakeway Hospital Corporation (TN) (4)


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                                 Hospital of Morristown, Inc. (TN)
                                 d/b/a: Lakeway Regional Hospital; Morristown Professional Building

                                 Morristown Surgery Center, LLC (TN)

                           Lakeway Primary Care, Inc. (TN)
                           d/b/a:  Lakeway Primary Care Clinic

                           Morristown Clinic Corp. (TN)
                           d/b/a:  East Tennessee Ob-Gyn

                                 East Tennessee Clinic Corp. (TN)

                           Lakeway Clinic Corp. (TN)
                           d/b/a:  Women's Imaging Centre

                                 Bean Station Medical Center, LLC (TN) (5) d/b/a: Bean Station Family Medical Clinic

                           Morristown Professional Centers, Inc. (TN)

                           Senior Circle Association (TN)

                           Highland Health Systems, Inc. (TX)
                           d/b/a:  Highland Medical Center

                                 Highland Medical Outreach Clinics (TX CNHO)

                           Highland Health Care Clinic, Inc. (TX)

                           Big Spring Hospital Corporation (TX)
                           d/b/a: Scenic Mountain Medical Center;
                           Scenic Mountain Home Health;
                           Scenic Mountain Medical Center
                           Skilled Nursing Facility; Scenic
                           Mountain Medical Center Psychiatric Unit

                           Scenic Managed Services, Inc. (TX)

                           Granbury Hospital Corporation (TX)
                           d/b/a:  Lake Granbury Medical Center;

                                 Hood Medical Group, Inc. (TX CNHO)
                                 d/b/a:  Brazos Medical and Surgical Clinic

                           Hood Medical Services, Inc. (TX)


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                           Big Bend Hospital Corporation (TX)
                           d/b/a: Big Bend Regional Medical Center; Big Bend Regional Medical Center Home Health Agency; Alpine Rural Health Clinic; Presidio Rural Health Clinic; Marfa Rural Health Clinic

                           Cleveland Clinic Corp. (TX)
                           d/b/a:  New Caney Clinic

                           Jourdanton Hospital Corporation (TX)

                           Tooele Hospital Corporation (UT)
                           d/b/a: Tooele Valley Regional Medical Center; Tooele Valley Nursing Home; Tooele Valley Home Health Agency; Tooele Valley Private Home Care; Tooele Valley Ambulance Service; Peak Physical Therapy and Wellness Center of Tooele Valley

                           Tooele Clinic Corp. (UT)

                           Russell County Medical Center, Inc. (VA) d/b/a: Riverside Community Medical Clinic; Hansonville Medical Clinic

                                 Russell County Clinic Corp. (VA)

                           Emporia Clinic Corp. (VA)
                           d/b/a:  Gasburg Family Health Care

                           Emporia Hospital Corporation (VA)
                           d/b/a:  Greensville Memorial Hospital

                           Franklin Hospital Corporation (VA)
                           d/b/a: Southampton Memorial Hospital; New Outlook; Southampton Memorial Hospice; Southampton Memorial Home Health Agency; Southampton Memorial Hospital Skilled Nursing Facility; Southampton Primary Care; Southampton Surgical Group

                           Evanston Clinic Corp. (WY)

                           Evanston Hospital Corporation (WY)
                           d/b/a:  Evanston Regional Hospital; Evanston
                           Regional Hospital Home Care; Evanston Dialysis Center; Uinta Family Practice; Bridger Valley Family Practice; Evanston Regional Hospice; Bridger Valley Physical Therapy

                     Hallmark Holdings Corp. (NY)

                           National Healthcare of Mt. Vernon, Inc. (DE) d/b/a: Crossroads Community Hospital; Crossroads Community Home Health Agency; Crossroads Healthcare Center


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                           Jourdanton Hospital Corporation (TX)

                     Hallmark Healthcare Management Corporation (DE)

                           Poplar Bluff Management, Inc. (DE)

                           National Healthcare of Hartselle, Inc. (DE) d/b/a: Hartselle Medical Center

                           National Healthcare of Decatur, Inc. (DE) d/b/a: Parkway Medical Center

                           Parkway Medical Clinic, Inc. (AL)

                           Cullman Hospital Corporation (AL) (6)

                                 National Healthcare of Cullman, Inc. (DE) d/b/a: Woodland Medical Center

                           Cullman County Medical Clinic, Inc. (AL)

                           National Healthcare of Newport, Inc. (DE) d/b/a: Harris Hospital; Harris Hospital Home Health Agency; Nightingale Home Health Agency; Tuckerman Health Clinic

                                 Harris Managed Services, Inc. (AR)

                           Jackson County PHO, Inc. (AR)

                           National Healthcare of Pocahontas, Inc. (AR) d/b/a: Randolph County Medical Center

                           National Healthcare of Holmes County, Inc. (FL)

                           Holmes County Clinic Corp. (FL)
                           d/b/a:  Holmes Valley Medical Clinic

                           Hallmark Healthcare Management Corporation (DE)

                           Health Care of Berrien County, Inc. (GA) d/b/a: Berrien County Hospital; Georgia Home Health Services

                                 Berrien Nursing Center, Inc. (GA)
                                 d/b/a: Berrien Nursing Center

                           Berrien Clinic Corp. (GA)
                           d/b/a Alapaha Medical Clinic

                           Crossroads Physician Corp. (IL)


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                           National Healthcare of Leesville, Inc. (DE)
                           d/b/a:  Byrd Regional Hospital

                           Byrd Medical Clinic, Inc. (LA)
                           d/b/a:  Byrd Regional Health Centers

                           Sabine Medical Center, Inc. (AR)
                           d/b/a:  Sabine Medical Center

                           Sabine Medical Clinic, Inc. (LA)

                           Cleveland Hospital Corporation (TN)7

                                 National Healthcare of Cleveland, Inc. (DE) d/b/a: Cleveland Community Hospital; Pine Ridge Treatment Center

                                       Family Home Care, Inc. (TN)

                           Cleveland PHO, Inc. (TN)

                           Cleveland Medical Clinic, Inc. (TN)
                           d/b/a:  Physicians Plus; Westside Family
                           Physicians; Cleveland Medical Group; Westside Surgical Associates; Westside Internal Medicine

                           NHCI of Hillsboro, Inc. (TX)
                           d/b/a: Hill Regional Hospital; Hill Regional Medical Clinic of Whitney

                           Hill Regional Clinic Corp. (TX)

                           INACTCO, Inc. (DE)

                           National Healthcare of England Arkansas, Inc. (DE)

                           Healthcare of Forsyth County, Inc. (GA)

Subsidiaries not included on this list, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary, as such term is defined by Rule 1-02(w) of Regulation S-X.

----------
(++)    Community LP Corp. owns 99.5% and Community GP Corp. Owns .5%.
(1)     Bullhead City Hospital Corporation owns 51%
(2)     The Company owns 91.57%.
(3)     North Okaloosa Medical Corp. owns 34.5%
(4)     The Company owns 98.37%.
(5)     The Company owns 50%.
(6)     The Company owns 80.81%.
(7)     The Company owns 84.59%.


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